Exhibit 99.6

BOSTON LIFE SCIENCES, INC.

DIRECTORS AND OFFICERS

INDEMNITY TRUST

This Trust Agreement (“Agreement”) is made and entered into as of June 15, 2004, by and between Boston Life Sciences, Inc., a Delaware corporation (the “Company”), Boston Private Bank & Trust Company, a corporation duly licensed to act as a trust company in the State of Massachusetts (the “Trustee”) and the Indemnitees (as defined herein).

WHEREAS, as permitted under the Company’s Certificate of Incorporation, as amended (the “Charter”), the Company’s By-laws (the “By-Laws”), and the General Corporation Law of Delaware (the “DGCL”), the Company has entered into an indemnification agreement (the “Indemnification Agreement”) with the each Indemnitee;

WHEREAS, Section 15 of the Indemnification Agreement provides that in the event of a Potential Change in Control (as defined in the Indemnification Agreement), the Company shall upon the written request by an Indemnitee, create and fund a trust for such Indemnitee to fund certain Expenses (as defined in the Indemnification Agreement);

WHEREAS, the Board of Directors at a meeting held on June 10, 2004 has determined that a Potential Change in Control has occurred;

WHEREAS, the Indemnitees have requested that the Company create and fund a trust pursuant to Section 15 of the Indemnification Agreement;

WHEREAS, a Change in Control (as defined in the Indemnification Agreement) has or will occur upon the execution and delivery of the Settlement and Standstill Agreement dated as of June 15, 2004 among the Company, Ingalls & Snyder, LLC and certain other investors;

WHEREAS, the Company and the Indemnitees are establishing this Trust in accordance with Section 15 of the Indemnification Agreement notwithstanding anything to the contrary in such section;

WHEREAS, the Trustee is willing to hold, manage and distribute the trust fund upon all of the terms and conditions set forth in this Agreement;

NOW, THEREFORE, for and in consideration of the covenants and agreements set forth below, intending to be legally bound hereby, the Trustee accepts the Trust (as defined herein) created hereby and agrees to hold all property which it may receive in trust, for the purposes and on the terms and conditions set forth herein, and the Company, the Indemnitees and the Trustee hereto hereby agree, for the express benefit of the Indemnitees, as follows:

ARTICLE I

DEFINITIONS

1. Definitions. As used in this Agreement:

1.1 “Assets” shall mean the cash, securities and other investments from time to time in the Trust.

1.2 “Expenses” shall have the meaning ascribed to it in Section 2(i) of the Indemnification Agreement.

1.3 “Indemnification Trust Fund” shall include any funds delivered to the Trustee pursuant to this Agreement, together with all interest accumulated and income earned thereon and proceeds therefrom.

1.4 “Indemnitee” or “Indemnitees” shall mean the person or persons identified in Exhibit D, and their respective heirs, estates, legal representatives and assigns.

1.5 “Interest Income” shall mean any interest income earned on any investment made by the Trust (including, without limitation, amounts, if any, attributable to the amortization of original issue discount) but not any capital appreciation on any such investment.

1.6 “Independent Counsel” shall have the meaning ascribed to it in Section 2(j) of the Indemnification Agreement.

1.7 “Proceeding” shall have the meaning ascribed to it in Section 2(n) of the Indemnification Agreement.

1.8 “Trust” shall mean the trust account established hereunder, adjusted from time to time for permissible additions and charges hereunder.

ARTICLE II

THE TRUST

2.1 Deposit of Trust Funds.

(a) Simultaneously with the execution and delivery of this Agreement, the Company is depositing with the Trustee, to be held in trust pursuant to this Agreement, the sum specified in Exhibit A hereto in immediately available funds. Such amount was determined by mutual agreement of the Indemnitees and the Company.

(b) Without limiting Section 2.1(a) hereof, during the period that funds are held by the Trustee in the Indemnification Trust Fund pursuant to the terms of this Agreement, the Company shall fund the Indemnification Trust Fund in accordance with Section 15(c) of the Indemnification Agreement. It is agreed by the Indemnitee and the Company that the amount of the additional funds to be funded by the Company under this Section 2.1(b) to carry out the intent of Section 15(c) of the Indemnification Agreement shall be determined by the mutual agreement of the Indemnitees and the Company or, if the Company and the Indemnitees are unable to reach such an agreement, by Independent Counsel selected in accordance with Section 12(b) of the Indemnification Agreement; it being agreed notwithstanding anything to the contrary in the Indemnification Agreement that if there are more than one Indemnitee party to this Agreement, then the Indemnitees shall act by majority decision with respect to any decision or exercise of any right under this Agreement.

2.2 Trust Information.

(a) Upon request from the Trustee or any Indemnitee, the Company shall furnish to the Trustee and the Indemnitees any additional information or documentation relating to a determination pursuant to Section 2.1(b) hereof which is reasonably available to (or may reasonably be prepared or obtained by) the Company.

(b) During the period that funds are held by the Trustee, the Trustee shall deliver reports specifying the market value of investments then included in the Indemnification Trust Fund and the manner in which such funds are invested to the Company and the Indemnitees at, or shortly after, the end of each fiscal quarter of the Trust.

(c) It is the intent of the parties hereto that the Trust will be treated as a grantor trust for federal and state income tax purposes. The Trustee shall prepare or cause to be prepared for and filed on behalf of the Trust all income tax returns and governmental reports required by law. Pursuant to Section 671 of the Internal Revenue Code of 1986, as amended, the Company shall include in the calculation of its consolidated taxable income and consolidated federal income tax liability or that of its parent, if any, all items of income, deduction and credit attributable to the investment, accumulation, and distribution of corpus or income of the Trust. The fiscal year and fiscal quarters of the Trust for all purposes shall be the same as that of the Company.

(d) The Company and the Indemnitees each agree that there has been a Change in Control for the purposes of Section 15 of the Indemnification Agreement. The Trust created hereby is, therefore, irrevocable. Neither Section 2.1 or 2.2 nor any other provision of this Agreement shall authorize the Company to make any reduction in or withdrawal from the Indemnification Trust Fund prior to termination of the Trust in accordance with the provisions of this Agreement.

2.3 Direction of Investment. The Assets shall be invested and reinvested by the Trustee, in its sole discretion, in the assets specified in Exhibit B hereto, and all interest, income and profit shall be added to and become a part of the Trust, and all brokers’ commissions, fees, expenses and losses, if any, relating thereto shall be charged against the Trust. Notwithstanding any provision to the contrary in this Section 2.3, the Trustee is hereby directed to hold uninvested such monies or to liquidate or sell such Assets as the Trustee, in its sole discretion, considers necessary to meet anticipated and imminent disbursements, including any payment pursuant to Article III or Section 6.3 hereof, without regard to any penalty or loss incurred as a result of liquidation prior to the maturity or sale of such Assets.

2.4 Summary of Activity; Access to Books and Records. The Trustee shall, from time to time upon the reasonable request of the Company or any of the Indemnitees, but not more often than monthly, furnish the Company or any of the Indemnitees with a summary of all activity relating to the Trust; and if so requested by the Company or any of the Indemnitees, the Trustee shall permit the Company, any of the Indemnitees or their respective authorized representatives (including without limitation attorneys and independent public accountants) access to its books and records relating to the Trust for the purpose of auditing the Trust and the activities therein.

2.5 Value of Assets. For purposes of this Agreement, the value at any date of any Assets deposited in or withdrawn from the Trust shall be the fair market value at such date of such Assets, as determined in good faith by the Trustee.

ARTICLE III

USE OF TRUST

3.1 Payment from the Trust. If, at any time and from time to time during the term of this Agreement, any Indemnitee becomes entitled under the terms of the Indemnification Agreement (including, without limitation, Section 10 thereof) to (i) advancement, indemnification, contribution, reimbursement or payment of Expenses or (ii) the indemnification, contribution, reimbursement or payment of judgments, fines, penalties and amounts paid in settlement of a Proceeding, in either case, all in accordance with Section 15 of the Indemnification Agreement, such Indemnitee shall submit to the Trustee, with a copy to the Company, a request for withdrawal from the Trust substantially in the form of Exhibit C hereto (the “Request”). The Trustee shall, at the request of any one or more of the Indemnitees by whom that Request has been made, subject to the provisions of Section 3.2 hereto, provide funds to or for the benefit of that Indemnitee for the (i) advancement, indemnification, contribution, reimbursement or payment of the Expenses, or the (ii) payment of liabilities that are subject to indemnification, contribution, reimbursement or other payment pursuant to this Section 3.1 and incurred by that Indemnitee. (An amount shall be deemed to be paid to or on behalf of an Indemnitee if it is paid to the Indemnitee or to the provider of services to the Indemnitee as reflected on bills accompanying the Request and shall include the Indemnitee’s pro rata share of amounts paid to the provider of services to more than one Indemnitee or in respect of bills rendered thereby.) Notwithstanding the provisions of Paragraph 5 or 6 of the form of the Request, the Trustee shall have no duty or obligation to determine whether the Indemnitee is entitled to advances, indemnification, contribution, reimbursement or payment under the Indemnification Agreements or otherwise or to take any action to obtain reimbursement to the Trust if such reimbursement is required by said Paragraph 5 or 6.

3.2 Payment by the Trustee. Upon receipt by the Trustee of a Request submitted in accordance with the requirements herein, the Trustee shall (i) to the fullest extent permitted by applicable law, within two business days after the receipt of a Request, advance any Expenses to the Indemnitee and (ii) promptly after the receipt of a Request, pay the Indemnitee all other amounts that such Indemnitee is entitled to under clause (d) of Section 15 of the Indemnification Agreement. The Trustee may conclusively rely on the representations of the Indemnitee set forth in the Request and shall not be liable to any party for acting upon such reliance. Requests shall be paid by the Trustee in the order received; provided, however, that, if the Trustee does not have sufficient funds in the Trust to satisfy in full a Request or all Requests received on the same day, the Trustee shall make pro rata payments (of the same percentage of each Request) to the Indemnitees who have made such Requests after deducting from the Trust any amounts chargeable under Section 6.3 hereof. In the event that the Company makes additional deposits to the Trust pursuant to Section 2.1(b) after the Trustee has made such pro rata payments, the Trustee shall continue to make payments to Indemnitees in accordance with the preceding sentence until any such partially paid Requests have been satisfied, and thereafter to satisfy subsequent Requests.

3.3 Use of Assets. The Assets in the Trust shall not be used for any purpose other than (i) investments, as provided in Section 2.3 hereof, (ii) the payment of Expenses and amounts paid with respect to Proceedings as provided in Section 3.1 hereof and the amounts set forth in Section 3.2 hereof, and (iii) the payment of the Trustee’s fees and expenses and certain taxes in accordance with Section 6.3 hereof.

3.4 Dispute Between Indemnitee and Company. The right of any Indemnitee to demand and receive payments from the Trustee shall not be affected or diminished in any way by the existence of any dispute between the Indemnitee and the Company, and the Trustee shall be entitled to rely upon the Request of the Indemnitee pursuant to Sections 3.1 and 3.2 hereof in making distributions from the Trust. The Trustee shall have no responsibility to inquire into the accuracy or truthfulness of any such Request. Distributions shall be made by the Trustee notwithstanding any notice or demand by or on behalf of the Company that the distribution should not be made, whether based on the Company’s claim that any Indemnitee is not entitled to all or part of the amount of the distribution or otherwise. The Trustee shall have no responsibility or liability to the Company for making any payment despite having received any such notice or demand by or on behalf of the Company.

3.5 Source of Funds for Indemnification. This Agreement is not the exclusive source of funds of indemnification for an Indemnitee.

ARTICLE IV

CHALLENGES TO REQUESTS

4.1 Challenges to Indemnification Requests or Trust Fund Deposit. In the event that (i) any action, suit or proceeding challenging the validity or enforceability of any provision of this Agreement or the payment out of the Indemnification Trust Fund of any Request shall be commenced or (ii) the Company shall fail to comply with any provision of this Agreement, the Trustee shall (if the Trustee has knowledge thereof) promptly give written notice thereof to all the Indemnitees and shall provide to all the Indemnitees such additional information as may be in its possession or reasonably available to it with respect to such event.

ARTICLE V

TERM AND TERMINATION

5.1 Term. This Agreement shall become effective upon the date of its execution and shall exist until terminated in accordance with Section 5.2 hereof.

5.2 Termination.

(a) This Agreement shall terminate upon written notice to the Trustee upon (i) the agreement of all of the Indemnitees and the Company or (ii) if the Indemnitees and the Company are unable to reach such an agreement, upon the determination of the Independent Counsel (selected by the majority of the Indemnitees in accordance with Section 12(b) of the Indemnification Agreement in the event that there is more than one Indemnitee party to this Agreement) that each Indemnitee has been fully indemnified under the terms of the Indemnification Agreements. In the event of a termination pursuant to clause (i) of this Section 5.2(a), the written notice to the Trustee shall be signed by all Indemnitees and the Company, and in the event of a termination pursuant to clause (ii) of this Section 5.2(a), the Independent Counsel shall send such notice to the Trustee. The Trustee may rely, and shall be protected in relying, on any such notice reasonably believed to be genuine and to have been signed by the proper party or parties. The Trustee shall not be liable to any party, including, but not limited to the Indemnitees, or any of them, for disbursing the Assets to the Company upon receipt of and such reasonable reliance upon any such notice.

(b) Notwithstanding the above, the termination of this Agreement shall not have any effect on the advancement, indemnification, contribution, reimbursement or other payment rights of an Indemnitee resulting from acts or omissions of such Indemnitee prior to such termination.

5.3 Distribution on Termination. When this Agreement is terminated in accordance with Section 5 hereof, the Trustee shall distribute the Assets in the Trust to the Company or its order, after payment of any outstanding Requests under Article III hereof and any deductions required or authorized by Section 6.3 hereof. An outstanding Request is a request received by the Trustee before the Trustee receives a notice of termination pursuant to clauses (i) or (ii) of Section 5.2 of this Agreement.

ARTICLE VI

THE TRUSTEE

6.1 The Trustee’s Duties. With respect to the Trust, the duties of the Trustee are only such as are specifically provided herein. The Trustee shall discharge its duties hereunder with the care, skill, prudence and diligence, under the circumstances then prevailing, that a prudent person acting in like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. The Trustee shall not be liable for any loss sustained by the Trust by reason of the purchase, retention, sale or exchange of any investment, and the Trustee shall incur no liability with respect thereto except for its willful misconduct or gross negligence as long as the Trustee has acted in good faith in accordance with the terms and conditions of this Agreement.

6.2 Indemnification of the Trustee.

(a) The Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized hereby or within the rights or powers conferred upon it hereunder, or taken or omitted by it in accordance with advice of counsel (which counsel may be of the Trustee’s own choosing) that such action or omission is authorized hereby or within the rights or powers of the Trustee hereunder and shall not be liable for any mistake of fact or error of judgment or for any acts or omissions of any kind unless caused by willful misconduct or gross negligence.

(b) The Company agrees to indemnify, defend and hold harmless the Trustee, in its individual and fiduciary capacity, and its respective agents, servants, employees, directors, stockholders, representatives, assigns and affiliates against any and all liabilities, losses, claims, expenses (including reasonable attorneys’ fees) and damages incurred by it hereunder, except for liabilities, losses, claims, expenses and damages incurred by the Trustee resulting from its own willful misconduct or gross negligence, provided that the Trustee has acted in good faith in accordance with the terms and the conditions of this Agreement. The indemnities contained in this Section 6.2 shall be applicable whether or not the Trustee is then serving as the Trustee and shall survive the termination of the Trust.

6.3 Expenses and Compensation. The Trustee shall pay from the Trust, to the extent not paid by the Company, within 30 days after an invoice therefor has been presented to the Company by the Trustee, (i) the Trustee’s reasonable expenses of administration of the Trust, including reasonable compensation of counsel and any agents engaged by the Trustee to assist in such administration and (ii) any taxes imposed on the Trust that the Company has failed to pay. The Trustee shall be entitled to receive from the income or principle of the Trust compensation for its services in an amount determined from time to time by the application of the current rates then charged by Trustee for trusts of a similar size and character and if the Trustee shall be required to render any extraordinary services, it shall be entitled to additional compensation for such extraordinary services. The Trustee shall be entitled to be reimbursed from the income or principle of the Trust for out-of-pocket expenses (including relevant counsel fees) incurred by it for the benefit of the Trust. The Trustee shall have a lien on the Trust for such compensation and expenses until paid.

6.4 Settlement of Accounts of the Trustee. The Trustee shall keep full accounts of all receipts and disbursements. Within 90 days after the close of each year, or any termination of the duties of the Trustee, the Trustee shall prepare, sign and submit in duplicate to the Company and the Indemnitees an accounting as the Trustee hereunder. If the Company and the Indemnitees find the account to be correct, the Company and the Indemnitees shall sign the instrument of settlement annexed to one counterpart of the account and return such counterpart to the Trustee, whereupon the account shall become an account stated as between the Trustee, the Company and the Indemnitees. If, within 120 days after receipt of the account or any amended account, any of the Company or the Indemnitees have not signed and returned a counterpart to the Trustee, nor filed with the Trustee written notice of any objection to any act or transaction of the Trustee, the account or amended account shall become an account stated as between the Trustee, Company and the Indemnitees. If any written objection has been filed, and if Company and the Indemnitees are satisfied that it should be withdrawn or if the account is adjusted to the satisfaction of Company and the Indemnitees, the Company and the Indemnitees shall deliver to the Trustee a written approval of the account and it shall become an account stated as between the Trustee, the Company and the Indemnitees. When an account becomes an account stated, that account shall be finally settled, and the Trustee shall be completely discharged and released, as if that account had been settled and allowed by a judgment or decree of a court of competent jurisdiction in any action or proceeding in which the Trustee, the Company and the Indemnitees were parties.

6.5 Powers of the Trustee. Unless otherwise limited by the terms of this Agreement, the Trustee shall have, with respect to any property at any time held by it and constituting part of the Trust, such powers as may be granted to a trustee under Delaware law.

6.6 Administrative Powers of the Trustee. The Trustee shall have the power, subject to Section 2.3 hereof, to do any of the following:

(a) To cause any permitted investment to be registered and held in the name of one or more of its nominees, or one or more nominees of any system for the central handling of securities, without increase or decrease of liability;

(b) To receive any and all money and other property due to the Trustee and to give full discharge therefor;

(c) To organize under the laws of any state a corporation for the purpose of acquiring and holding title to any property which the Trustee is authorized to acquire under this Agreement and to exercise with respect thereto any or all of the powers set forth in this Agreement;

(d) To hold uninvested, without liability for interest thereon, such monies received by the Trustee as the Trustee considers necessary to meet anticipated and imminent disbursements;

(e) To engage counsel of its choosing and agents to advise it with respect to any matter relating to this Agreement; and

(f) To refrain from taking any action that may expose it to expense or liability unless indemnified to its satisfaction against such expense or liability.

6.7 Resignation or Removal of the Trustee.

(a) Resignation of the Trustee. The Trustee may resign at any time by delivering a written notice of resignation to the Company and the Indemnitees. Such resignation shall take effect on the date set forth in such notice, which shall be no earlier than 60 days from the date of such delivery to the Company and the Indemnitees unless a shorter time has been agreed upon in writing by the Trustee, the Company and the Indemnitees; provided that a successor trustee has been appointed pursuant to Section 6.7(c).

(b) Removal of the Trustee. A majority of the Indemnitees, with the consent of the Company (which consent shall not be unreasonably withheld or delayed) may remove the Trustee at any time by delivering a written notice to the Trustee of removal and appointment of a successor trustee pursuant to Section 6.7(c) hereof Such removal shall not take effect prior to 60 days from such delivery date unless the Trustee agrees in writing to an earlier date.

(c) Appointment of Successor Trustee. In the event of the Company’s and the Indemnitees’ receipt of notice of resignation by the Trustee pursuant to Section 6.7(a) hereof, a majority of the Indemnitees shall appoint a successor trustee within 30 days after such notice has been given, which successor trustee must be (i) a bank or trust company or other individual or entity and (ii) reasonably acceptable to the Company. The appointment of a successor trustee shall be effective upon the later of (i) the date set forth as the effective date of such appointment in an agreement supplementary hereto or in the form hereof to assume any and all of the obligations of the Trustee hereunder, and (ii) the date of delivery to the Trustee, the Company and the Indemnitees of a copy of such agreement so executed, together with a certificate, executed by a majority of the Indemnitees, certifying that such successor trustee has been appointed and that such appointment has been approved in accordance with this Section 6.7(c). In the event a majority of the Indemnitees fail to appoint a successor trustee that is reasonably acceptable to the Company in accordance with this Section 6.7(c), the Trustee shall have the right to petition the Delaware Court for the appointment of a successor trustee.

(d) Successor Trustee as “Trustee” Hereunder. Upon the effective date of the appointment of a successor trustee, the successor trustee, for all purposes, shall be deemed to be the “Trustee” hereunder and all the provisions of this Agreement shall relate to each successor with the same force and effect as if such successor had been originally named as the Trustee hereunder.

(e) Transfer of Trust. Upon the effective date of the appointment of a successor trustee pursuant to Section 6.7(c) hereof, the Trustee shall promptly transfer all Assets in the Trust (less any amounts due to the Trustee pursuant to Section 6.3 hereof) to the successor to be held under and pursuant to the terms and conditions of an agreement supplementary hereto or in the form hereof to assume any and all of the obligations of the Trustee hereunder.

6.8 Suspension of Payment on Requests. Notwithstanding any other provision of this Agreement, the Trustee may suspend payment on any Request, or any other distribution out of the Indemnification Trust Fund contemplated by this Agreement, and shall be excused from making such distribution in accordance herewith, during any period (a) during which any court or administrative order or decree is in effect prohibiting such payment, even if such order or decree shall subsequently be reversed or vacated or held unlawful, or (b) any action, suit or proceeding challenging payment on a Request or other distribution from the Indemnification Trust Fund shall have been commenced and prior to the final disposition thereof, and during which the Trustee, upon advice of counsel, shall have reasonably determined that payment thereof might expose the Trustee to personal liability.

ARTICLE VII

THE INDEMNITEES

7.1 The Indemnitees. A list of Indemnitees as of the date of this Agreement is annexed hereto as Exhibit D. Any individual who is an Indemnitee shall remain an Indemnitee for the purposes of this Agreement during the term hereof despite his resignation, removal or other failure to continue in any capacity with the Company. For the avoidance of doubt, in the event that there is only one Indemnitee party to this Agreement, references to the Indemnitees shall be deemed to be a reference to the Indemnitee. No person other than the Indemnitees identified in Exhibit D, the Company and the Trustee hereto shall have any rights or be entitled to any benefits under the Agreement.

ARTICLE VIII

MISCELLANEOUS

8.1 Notices. All notices, requests, demands, waivers, instructions and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given when personally delivered or two business days after being deposited in the U.S. mail, registered or certified, return receipt requested with postage prepaid and addressed as follows to the party to whom the notice, request, demand, waiver, instruction or other communication is to be given, or at such other address as that party shall designate by notice to the other parties in accordance with this Section 8.1; provided that notices, requests, demands, waivers, instructions and other communications to the Trustee shall be deemed effective only upon receipt by the Trustee.

To the Company:

Boston Life Sciences, Inc.

20 Newbury Street, 5th Floor

Boston, MA 02116

Attention: Corporate Secretary

To the Trustee:

Boston Private Bank & Trust Company

Ten Post Office Square

Boston, MA 02109

Attention: Donald W. Brown

To an Indemnitee:	At the address set forth in Exhibit D hereto, as amended from time to time by notice to the Trustee and the Company, by the Indemnitee.

8.2 Governing Law and Venue. This Agreement and the legal relations among the parties shall be governed by, and construed and enforced in accordance with the laws of the State of Delaware, without regard to its conflict of laws rules. The Trustee, the Company and each

Indemnitee hereby irrevocably and unconditionally: (a) agree that any action or proceeding arising out of or in connection with this Agreement shall be brought only in the Delaware Court and not in any other state or federal court in the United States of America or any court in any other country; (b) consent to submit to the exclusive jurisdiction of the Delaware Court for purposes of any action or proceeding arising out of or in connection with this Agreement; (c) appoint irrevocably, to the extent such party is not a resident of the State of Delaware, RL&F Service Corp., One Rodney Square, 10th Floor, 10th and King Streets, Wilmington, Delaware 19801 as its agent in the State of Delaware as such party’s agent for acceptance of legal process in connection with any such action or proceeding against such party with the same legal force and validity as if served upon such party personally within the State of Delaware; (d) waive any objection to the laying of venue of any such action or proceeding in the Delaware Court; and (e) waive, and agree not to plead or to make, any claim that any such action or proceeding brought in the Delaware Court has been brought in an improper or inconvenient forum, or is subject (in whole or in part) to a jury trial.

8.3 Successors and Assignee. This Agreement shall, subject to other provisions hereof restricting assignment or delegation, be binding upon and inure to the benefit of the parties hereto, their respective successor, heirs, executors, administrators, estates, legal representatives and assigns. For purposes of this Agreement, all of the successors, heirs, executors, administrators, estates, legal representatives and assigns of any Indemnitee shall collectively constitute a single Indemnitee.

8.4 Counterparts. This Agreement may be executed in two or more counterparts, and by each party on separate counterparts, each of which shall be deemed an original agreement, but all of which together shall constitute one and the same instrument.

8.5 Headings. Titles and headings to sections herein are for purposes of reference only and shall in no way limit, define or otherwise affect the interpretation of the provisions hereof.

8.6 Amendment. This Agreement may be amended, modified or supplemented only by an agreement in writing, signed by the Company and the Trustee and approved in writing by all of the Indemnitees.

8.7 Agreement for the Express Benefit of Indemnitees. This Agreement has been executed for the express benefit of the Indemnitees; and, to the maximum extent permissible by law, none of the Assets in the Trust shall be attachable or chargeable for the individual debts or obligations of the Company or any of the Indemnitees.

8.8 Entire Agreement. This Agreement constitutes and embodies the entire understanding and agreement of the parties hereto relating to the subject matters hereof and there are no other agreements or understandings, written or oral, in effect between the parties relating to such subject matter except as expressly referred to herein.

8.9 Severability. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of this Agreement (including, without limitation, each portion of any Section, paragraph or sentence of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and shall remain enforceable to the fullest extent permitted by law; (b) such provision or provisions shall be deemed reformed to the extent necessary to conform to applicable law and to give the maximum effects to the intent of the parties hereto; and (c) to the fullest extent possible, the provisions of this Agreement (including, without limitation, each portion of any Section, paragraph or sentence of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested thereby.

[signatures to follow]

IN WITNESS WHEREOF, each of the parties hereto have executed this Agreement as of the date and year first above written.

BOSTON LIFE SCIENCES, INC.

By:	/s/ MARC LANSER M.D.
President

BOSTON PRIVATE BANK & TRUST COMPANY

By:	/s/ DONALD W. BROWN
Vice President

INDEMNITEES

/s/ S. DAVID HILLSON
S. David Hillson

EXHIBIT A

Schedule of Assets Delivered to Trustee

$100,000 in cash

EXHIBIT B

PERMITTED INVESTMENTS

The funds delivered to the Trustee, and interest or income thereon and proceeds therefrom (i) shall only be invested in (A) debt obligations issued or guaranteed by, and bearing the full faith and credit as to the repayment in full of principal and payment of interest of the United States of America, maturing not later than one year from the date of acquisition by the Trust, (B) direct obligations of any state maturing not later than one year from the date of acquisition by the Trust, provided that such investments shall not at the time of investment therein constitute more than 20% of the market value of all assets then held in the Trust (as reasonably determined by the Trustee), and (C) shares of, or other comparable interests in, money market mutual funds (including any such fund maintained or sponsored by the Trustee), and (ii) shall not be invested in any security, instrument or obligation issued or guaranteed by the Company or any affiliate thereof. Subject to the foregoing provisions of this Exhibit, the Trustee shall use its best efforts to invest such funds, interest and income in a manner so that such funds as may be reasonably anticipated to be necessary shall be readily available for distribution in accordance with the provisions of this Agreement. The Trustee shall hold any funds delivered to it pursuant to this Agreement, together with all interest accumulated and income earned thereon and proceeds therefrom (together, the “Indemnification Trust Fund”), in trust upon the terms and conditions set forth in this Agreement. For purposes of this Agreement, any interest income earned on any investment made by the Trust (including, without limitation, amounts, if any, attributable to the amortization of original issue discount) but not any capital appreciation on any such investment shall be “Interest Income”.

EXHIBIT C

FORM OF REQUEST FOR WITHDRAWAL

Boston Private Bank & Trust Company

Ten Post Office Square

Boston, MA 02109

Attention: Donald W. Brown

Boston Life Sciences, Inc.

20 Newbury Street, 5th Floor

Boston, MA 02116

Attention: Corporate Secretary

Gentlemen:

Pursuant to the Boston Life Sciences, Inc. Directors and Officers Indemnity Trust, dated as of June 15, 2004 (the “Trust”), I hereby request withdrawal of $[                    ] from the Trust by check payable to [                    ] and, in connection with this request (the “Request”), hereby certify as follows:

1. I am an Indemnitee of Boston Life Sciences, Inc. (the “Company”) under the Trust.

2. I have incurred (or reasonably expect to incur in the next three months) Expenses that are reimbursable pursuant to Section 3.1 of the Trust in the amount of $                    , consisting of [                    ], for which I am entitled to an advance pursuant to the terms of the Trust and the terms of the Indemnification Agreement.

3. On              [date]             , I provided to the Company with true and complete copies of the bills (or good faith estimates thereof) for such Expenses and true and complete copies of the [Judgments/ settlement agreements] for any other liabilities that are reimbursable pursuant to Section 3.1 of the Trust and, at the date hereof, [                    ] has not paid such [bill/judgment/settlement agreement] or advanced to me any amount for payment of such [bill/judgment/settlement agreement] or [                    ] has paid or advanced to me only $[                    ] for payments of such [bill/judgment/settlement agreement]. True and complete copies of such [bills/judgments/settlement agreements] (or good faith estimates thereof) are attached hereto.

4. I have previously requested and received disbursements from the Trust directly or for my benefit, in the aggregate amount of $                    .

5. If the request relates to indemnification for Expenses, attached [in substantially the form of Annex 1] is my undertaking to reimburse the Company for all amounts disbursed to me or on my behalf pursuant to this request if it is ultimately determined that I am not entitled to indemnification thereof under the provisions of the Indemnification Agreement, the By-laws of the Company, applicable law or otherwise.

6. If this request relates to indemnification for liabilities (other than Expenses) that are reimbursable pursuant to Section 3.1 of the Trust, I hereby represent that I entitled to such reimbursement under the terms of the Indemnification Agreement, including without limitation Sections 10, 11, 12 and 15 of said agreement.

7. I hereby indemnify, defend and hold harmless [the trustee] in its individual and fiduciary capacity, and their respective agents, servants, employees, directors, stockholders, representatives, assigned and affiliated against any and all liabilities, losses, claims, expenses (including reasonable attorneys’ fees) and damages arising from the disbursement of funds pursuant to this Request. This provision shall be binding on my successors and assigns. This indemnification shall not be applicable with respect to actions brought or claims made by Boston Life Sciences, Inc.

For purposes of this request, the terms “Indemnitee”, “Expenses”, “Indemnification Agreement” and “By-Laws” have the respective meanings given to them in the Trust.

IN WITNESS WHEREOF, the undersigned certifies that the foregoing is true and correct.

[Signature]

[Printed Name]

[Street Address]

[City, State, Zip]

ANNEX 1

Boston Private Bank & Trust Company

Ten Post Office Square

Boston, MA 02109

Attention: Donald W. Brown

Boston Life Sciences, Inc.

20 Newbury Street, 5th Floor

Boston, MA 02116

Attention: Corporate Secretary

Gentlemen:

As a [insert position with                     ], I have received disbursements from or had expenses paid by either (i) Boston Life Sciences, Inc. (the “Company”) or (ii) the Boston Life Sciences, Inc. Directors and Officers Indemnity Trust, dated June 15 , 2004 (the “Trust”), in connection with [insert description of matter].

Please accept this letter as my undertaking to repay the Company, if it shall be ultimately determined that I am not entitled to be indemnified by the Company under the provisions of the Indemnification Agreement.

Sincerely,

ANNEX 2

Boston Private Bank & Trust Company

Ten Post Office Square

Boston, MA 02109

Attention: Donald W. Brown

Boston Life Sciences, Inc.

20 Newbury Street, 5th Floor

Boston, MA 02116

Attention: Corporate Secretary

Gentlemen:

As a [insert position with                     ], I have received disbursements from or had expenses paid by either (i) Boston Life Sciences, Inc. (the “Company”) or (ii) the Boston Life Sciences, Inc. Directors and Officers Indemnity Trust, dated June 15, 2004 (the “Trust”), in connection with [insert description of matter].

Please accept this letter as my undertaking to repay either                      or the Trust, as appropriate, if it shall be ultimately determined that I am not entitled to be indemnified by the Company under the provisions of the Indemnification Agreement.

Sincerely,

EXHIBIT D

LIST OF INDEMNITEES

S. David Hillson

[address]